UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2025

CONSTELLATION ACQUISITION CORP I

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39945	98-1574835
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Park Avenue 32nd Floor New York, NY	10166
(Address of principal executive offices)	(Zip Code)

(646) 585-8975

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	CSTAF	OTCQX® Best Market
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	CSTWF	OTCQB® Venture Market
Units, each consisting of one Class A ordinary share and one-third of one redeemable warrant	CSTUF	OTCQX® Best Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement or a Registrant.

As disclosed in the definitive proxy statement filed by Constellation Acquisition Corp I, a Cayman Islands exempted company (the “Company”), with the Securities and Exchange Commission (the “SEC”) on January 10, 2025 (the “Definitive Proxy”), relating to an extraordinary general meeting of shareholders (the “Shareholder Meeting”), Constellation Sponsor LP, a Delaware limited partnership (the “Sponsor”), agreed that if the Extension Amendment Proposal (as defined below) was approved and the Articles Extension (as defined below) becomes effective, within ten business days of the date of the Shareholder Meeting (as defined below), the Sponsor (or one or more of its affiliates, members or third-party designees) (the “Lender”) shall make a deposit into the trust account established in connection with the Company’s initial public offering (the “Trust Account”) of $5,000 pursuant to a non-interest bearing, unsecured promissory note issued by the Company to the Lender. In addition, in the event that the Company has not consummated an initial business combination (a “Business Combination”) by February 29, 2025, without approval of the Company’s public shareholders, the Company may, by resolution of the Company’s board of directors (the “Board”), if requested by the Sponsor, and upon five days’ advance notice prior to the applicable Termination Date (as defined below), extend the Termination Date up to eleven times, each by one additional month (for a total of up to eleven additional months to complete a Business Combination), provided that the Lender will deposit $5,000 into the Trust Account for each such monthly extension, for an aggregate deposit of up to $55,000 (if all eleven additional monthly extensions are exercised) pursuant to a non-interest bearing, unsecured promissory note issued by the Company to the Lender.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 27, 2025, the Company held an extraordinary general meeting of shareholders (A) to amend, by way of special resolution, the Company’s amended and restated memorandum and articles of association (the “Memorandum and Articles of Association”) to extend the date (the “Termination Date”) by which the Company has to consummate a business combination (the “Articles Extension”) from January 29, 2025 (the “Original Termination Date”) to February 29, 2025 (the “Articles Extension Date”) and to allow the Company, without another shareholder vote, to elect to extend the Termination Date to consummate a business combination on a monthly basis for up to eleven times by an additional one month each time after the Articles Extension Date, by resolution of the Company’s board of directors, if requested by Constellation Sponsor LP, a Delaware limited partnership, and upon five days’ advance notice prior to the applicable Termination Date, until January 29, 2026, or a total of up to twelve months after the Original Termination Date, unless the closing of a business combination shall have occurred prior thereto (the “Extension Amendment Proposal”); (B) to amend, by way of special resolution, the Company’s Memorandum and Articles of Association to permit for the issuance of Class A ordinary shares, par value of US$0.0001 per share (the “Class A Ordinary Shares”) to holders of the Company’s Class B ordinary shares, par value of US$0.0001 per share (the “Founder Shares” or “Class B Ordinary Shares” and together with the Class A Ordinary Shares, the “Ordinary Shares”), upon the exercise of the right of a holder of the Class B Ordinary Shares to convert such holder’s Class B Ordinary Shares into Class A Ordinary Shares on a one-for-one basis at any time and from time to time prior to the closing of an initial business combination at the election of the holder (the “Founder Share Amendment,” and such proposal the “Founder Share Amendment Proposal”); and (C) if required, an adjournment proposal to adjourn, by way of ordinary resolution, the Shareholder Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A Ordinary Shares and Class B Ordinary Shares in the capital of Constellation represented (either in person or by proxy) to approve the Extension Amendment Proposal and the Founder Share Amendment Proposal, (ii) where Constellation would not adhere to the initial or continued trading requirements of OTCQX® Best Market and the OTCQB® Venture Market or (iii) where the Board has determined it is otherwise necessary (the “Adjournment Proposal”).

The shareholders of the Company approved the Extension Amendment Proposal and Founder Share Amendment Proposal at the Shareholder Meeting and on January 28, 2025, the Company filed an amendment to the Memorandum and Articles of Association (the “Articles Amendment”) with the Registrar of Companies of the Cayman Islands.

The foregoing description is qualified in its entirety by reference to the Articles Amendment, a copy of which is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On January 27, 2025, the Company held the Shareholder Meeting to approve the Extension Amendment Proposal, the Founder Share Amendment Proposal and if required, the Adjournment Proposal, as more fully described in the definitive proxy statement filed by the Company on January 10, 2025. As there were sufficient votes to approve the Extension Amendment Proposal and the Founder Share Amendment Proposal, the Adjournment Proposal was not presented to shareholders.

Holders of 9,516,782 Ordinary Shares of the Company held of record as of January 2, 2025, the record date for the Shareholder Meeting, were present in person or by proxy at the meeting, representing approximately 94.06% of the voting power of the Company’s ordinary shares as of the record date for the Shareholder Meeting, and constituting a quorum for the transaction of business.

The voting results for the Extension Amendment Proposal were as follows:

For	Against	Abstain
9,058,369	458,413	0

The voting results for the Founder Share Amendment Proposal were as follows:

For	Against	Abstain
9,171,913	344,869	0

In connection with the vote to approve the Extension Amendment Proposal and the Founder Share Amendment Proposal, the holders of 2,303,382 Class A Ordinary Shares properly exercised their right to redeem their shares for cash at a redemption price of approximately $11.91 per share, for an aggregate redemption amount of approximately $27,428,399. After the satisfaction of such redemptions and receipt of the initial deposit of $5,000 to the Trust Account, the balance in the Trust Account will be approximately $770,700 and there are 7,664,302 Class A Ordinary Shares outstanding, of which 64,302 Class A Ordinary Shares are held by the Company’s public shareholders.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

3.1	Amended and Restated Memorandum and Articles of Association.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 30, 2025

CONSTELLATION ACQUISITION CORP I

By:	/s/ Chandra R. Patel
Name:	Chandra R. Patel
Title:	Chief Executive Officer

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